Share-Based Compensation	6 Months Ended
Jun. 30, 2025
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

15. SHARE-BASED COMPENSATION

In September 2024, the Board of Directors of the Company approved the grant of restricted shares to certain directors, officers, employees and consultants under the Company’s 2022 Share Incentive Plan. As of June 30, 2025, a total of 6,512,781 shares have been granted under the plan, with 38,581 shares forfeited. Certain shares vest on the grant date or the first anniversary of the vesting commencement date, while others vest between the second and fourth anniversaries. No additional restricted shares were granted or vested for the six months ended June 30, 2025.

A summary of changes in the Company’s nonvested shares for the year follows:

	Number of shares	Weighted- Average Grant- Date Per Share Fair Value

Balance at December 31, 2024	325,106	5.05
Granted	-	-
Vested	-	-
Forfeited	(27,662)	5.05
Non-vested at June 30, 2025	297,444	5.05

	Number of shares	Weighted- Average Grant- Date Per Share Fair Value

Balance at December 31, 2023	-	-
Granted	6,512,781	4.24
Vested	(6,176,756)	4.22
Forfeited	(10,919)	5.05
Non-vested at June 30, 2024	325,106	5.05

Compensation expense is recognized over the vesting period of the share awards based on the fair value of the shares at the grant date. A portion of the fair value of service-based restricted shares with post-vesting restrictions is determined using the Asian-Style put option valuation model to estimate the fair value of service based restricted share granted with post-vesting restriction.

As of June 30, 2025, there was $1.08 million of total unrecognized compensation cost related to nonvested shares granted under the Plan. The cost is expected to be recognized over a weighted-average period of 1 to 4 years.